                                                                   EXHIBIT 10.22

                STOCKHOLDERS AGREEMENT SUPPLEMENT AND AMENDMENT

          The undersigned have entered into one or more of the following agreements with E*TRADE GROUP, INC., a California corporation (the "Company"):
(i) a Stock Purchase Agreement dated September 28, 1995 (the "Agreement"), among the Company, General Atlantic Partners II, L.P., GAP Coinvestment Partners, L.P., and certain other stockholders named therein (the "Series A Purchasers"), to purchase an aggregate of 100,000 shares of Series A Preferred Stock, par value $.15 per share (the "Series A Stock"), of the Company from the Company,
(ii) a Stock Purchase Agreement dated April 10, 1996, among the Company, General Atlantic Partners II, L.P., GAP Coinvestment Partners, L.P., Richard S.
Braddock and the Cotsakos Group (the "Series B Purchasers") to purchase an aggregate of 20,336 shares of Series B Preferred Stock, par value $.15 per share (the "Series B Stock"), of the Company from the Company, and/or (iii) a Stock Purchase Agreement dated the date hereof (the "Series C Agreement"), between the Company and SOFTBANK Holdings Inc. (the "Series C Purchaser") to purchase an aggregate of 11,180 shares of Series C Preferred Stock, par value $.15 per share (the "Series C Stock"), of the Company from the Company (the Series A Stock, the Series B Stock and the Series C Stock are collectively referred to as the "Shares" and the Series A Purchasers, the Series B Purchasers and the Series C Purchaser are collectively referred to as the "Purchasers");

          WHEREAS, the Series A Purchasers and the Series B Purchasers wish to amend their respective agreements with the Company with respect to the registration rights on the Series A Stock and the Series B Stock held by each and desire and intend that the Series A Stock and the Series B Stock be subject to the Agreement in the manner and to the extent hereinafter provided;

          WHEREAS, the Series C Purchaser desires to hold and have registration rights similar to that held by the Series A Purchasers and the Series B Purchasers and desires and intends that the Series C Stock be subject to the Agreement in the manner and to the extent hereinafter provided;

          WHEREAS, the undersigned has been given a copy of the Agreement and afforded ample opportunity to read it, together with this Stockholders Agreement Supplement and Amendment, and the undersigned is thoroughly familiar with the terms included therein; and

          WHEREAS, the Series C Purchaser wishes to purchase the Series C Stock and to become subject to the Agreement, and the Series A Purchasers and the Series B Purchasers wish to supplement the Agreement to include the Series C Purchaser therein to the extent provided hereinafter, and to have the Company sell such Series C Stock to the Series C Purchaser.

          NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged:

          1. The undersigned hereby acknowledges and agrees that (i) such party has been given a copy of the Agreement and ample opportunity to read it and is thoroughly familiar with its terms, and (ii) the Shares acquired by such party will be subject to the terms and conditions set forth in the Agreement to the extent set forth or amended herein.

          2. Notwithstanding anything to the contrary in the Agreement, it is agreed that the Series C Purchaser shall have Demand, Incidental and "Piggyback" Registration rights pursuant to Section 7 of the Agreement in the same manner as the Major Shareholders (as defined in the Agreement). For all other sections of the Agreement, the Series C Purchaser shall be deemed to be Other Shareholders (as defined in the Agreement) and to have all rights and obligations of Other Shareholders under the Agreement as if they were initial signatories thereto.

          3. Notwithstanding anything to the contrary in the Agreement, it is agreed that Section 6.1 of the Agreement be amended such that the provisions therein specified shall not apply to any securities or

                                      1.
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Shares purchased or offered for sale in open market transactions and shall not apply to any securities otherwise registered under the Securities Act of 1933, as amended, prior to the date of acquisition of such securities or Shares by the Purchasers.

          4. Notwithstanding anything to the contrary in the Agreement, it is agreed that Section 7 of the Agreement be amended such that the provisions therein specified shall apply only to the shares of Common Stock of the Company into which the Shares are converted or to be converted prior to any sale or offer for sale pursuant to an effective registration statement filed under the Securities Act of 1933, as amended. Nothing therein or herein shall be interpreted or construed to grant any registration rights with respect to the Shares.

          5. For purposes of effecting the sale of Series C Preferred Stock to the Series C Purchaser pursuant to the Series C Agreement only, the General Atlantic Stockholders hereby waive their right to purchase the shares of Series C Preferred Stock offered and sold to the Series C Purchaser.

          6. This Stockholders Agreement Supplement and Amendment shall be governed and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflicts of law thereof, except for those provisions of this Agreement that by the laws of the State of Delaware are governed by the laws of such state.

          7. This Stockholders Agreement Supplement and Amendment shall be binding upon and inure to the benefit of the parties and their respective successors, heirs, legatees and legal representatives. This Stockholders Agreement Supplement and Amendment is not assignable except in connection with a transfer of Shares in accordance with this Stockholders Agreement Supplement and Amendment; provided, however that the Series C Purchaser may assign any of its
           --------  -------
rights under this Stockholders Agreement Supplement and Amendment and the Agreement to any of its Affiliates or affiliated partnerships managed by it, and such transferee shall be a "Permitted Transferee" as defined in and set forth in the Agreement.

          8. This Stockholders Agreement Supplement and Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

          9. This Stockholders Agreement Supplement and Amendment constitutes each Shareholder's consent (i) to the Amendment of the Articles of Incorporation of the Company to create the Company's Series C Preferred Stock, $.15 par value per share, (ii) to the rights, preferences and privileges of the Series C Preferred Stock as set forth in the Certificate of Determination of Preferences of Series C Preferred Stock, (iii) to the offering and sale of the Series C Preferred Stock, and (iv) the terms of the Stock Purchase Agreement entered into by the Company to effect the sale of the Series C Preferred Stock.


                   [This space is intentionally left blank.]

                                      2.
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          IN WITNESS WHEREOF, the undersigned have executed and delivered this
Stockholders Agreement Supplement and Amendment as of the 6th day of June, 1996.

                               E*TRADE GROUP, INC., a California corporation


                               By: ______________________________________
                                   Name:
                                   Title:

                               SOFTBANK HOLDINGS INC., a Delaware corporation


                               By: ______________________________________
                                   Name:
                                   Title:

                               GENERAL ATLANTIC PARTNERS II, L.P.

                               By:  GENERAL ATLANTIC PARTNERS, LLC
                               Its General Partner


                               By:
                                   ______________________________________
                                   Name: Stephen P. Reynolds
                                   Title: A Managing Member

                               GAP COINVESTMENT PARTNERS, L.P.


                               By:
                                   ______________________________________
                                   Name: Stephen P. Reynolds
                                   Title: A General Partner


                               __________________________________________
                               Richard S. Braddock


                               CHRISTOS M. COTSAKOS, AS CUSTODIAN FOR SUZANNE R. COTSAKOS UNDER THE CALIFORNIA UNIFORM TRANSFER TO MINORS ACT


                               By:
                                   _______________________________________
                                   Christos M. Cotsakos



                               [signatures continued on following page]

                                      3.
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                               CHRISTOS M. COTSAKOS, AND HANNAH B. COTSAKOS, AS
                               TRUSTEES FOR THE BENEFIT OF THE COTSAKOS
                               REVOCABLE TRUST UNDER AGREEMENT DATED SEPTEMBER 3, 1987


                               By:
                                   ______________________________________
                                   Hannah B. Cotsakos, Co-Trustee


                               By:
                                   ______________________________________
                                   Christos M. Cotsakos, Co-Trustee

                               CHRISTOS M. COTSAKOS, SMITH BARNEY INC., ROLLOVER CUSTODIAN IRA ACCOUNT NO. 60254445-10-254


                               By:
                                   ______________________________________
                                   Christos M. Cotsakos, Co-Trustee



                               __________________________________________
                               William A. Porter


                               __________________________________________
                               Bernard A. Newcomb

                                      4.